CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2015
CONVERTIBLE SENIOR NOTES
CONVERTIBLE SENIOR NOTES

NOTE 6 — CONVERTIBLE SENIOR NOTES

In December 2014, the Company sold and issued 85,350 Units of Convertible Senior Notes (the “Notes”) with warrants (the “Warrants”) to qualified buyers pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, of which 23,750 Units were sold and issued to related parties, including several directors and each of our named executive officers.  The Notes are unsecured obligations and are senior to any of the Company's future secured obligations to the extent of the value of the collateral securing such obligations.

The transaction value of $8.5 million was allocated between debt for the Notes and equity for the Warrants based on the relative fair value of the two instruments.   This resulted in recording $0.8 million in Additional Paid In Capital for the relative fair value of the Warrants and $7.7 million as Convertible Senior Notes.  The Company received net proceeds from the sale of the Notes of approximately $8.0 million, after deducting offering expenses of approximately $0.5 million, which was allocated between debt and equity, As a result, the Company recognized $0.4 million as Debt Issuance Costs to be amortized over the expected redemption period, and $0.1 million recognized as a reduction to Additional Paid in Capital. Net proceeds from the sale will be used to fund ongoing operations until the Company’s portion of project financing is obtained.

The Notes bear interest at a rate of 10.0% per annum, payable in cash quarterly in arrears on each March 31, June 30, September 30, and December 31 beginning March 31, 2015.  The Notes mature on December 26, 2019 unless earlier redeemed, repurchased or converted. The Company may redeem the Notes for cash, either in whole or in part, at any time, in exchange for the sum of (i) a cash payment equal to the unpaid principal plus all accrued but unpaid interest through the date of redemption and (ii) the present value of the remaining scheduled interest payments discounted to the maturity date at the annual percentage yield on U.S. Treasury securities with maturity similar to the notes plus 25 basis points (the “Optional Redemption”).  The Notes are mandatorily redeemable at par plus the present value of remaining coupons upon (i) the availability of cash from a financing for Mt. Hope and (ii) any other debt financing by the Company. In addition, 50% of any proceeds from the sale of assets cumulatively exceeding $250,000 will be used to prepay the Notes at par plus the present value of remaining coupons (the “Mandatory Redemption”).

The Notes are convertible at any time in an amount equal to 80% of the greater of (i) the average VWAP for the 30 Business Day period ending on the Business Day prior to the date of the conversion, or (ii) the average VWAP for the 30 Business Day period ending on the original issuance date of this note.  Each Note will convert into a maximum of 100 shares per note, resulting in the issuance of 8,535,000 shares, or 9.3% of shares outstanding (the “Conversion Option”).  General Moly’s executive management team and board of directors who participated in the offering are restricted from converting at a price less than $0.32, the most recent closing price at the time that the Notes were issued.

If the Company undergoes a “fundamental change”, the Notes will be redeemed for cash at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, including contingent interest and additional amounts, if any. Examples creating a “fundamental change” include the reclassification of the common stock, consolidation or merger of the Company with another entity or sale of all or substantially all of the Company’s assets.

During the year ended December 31, 2015, certain holders of the Convertible Notes, including both directors and named executive officers of the Company, elected to convert notes totaling $2.6 million, reducing the principal balance of the Convertible Notes to $5.9 million. Upon conversion, the Convertible Notes holders received 2,625,000 shares of common stock, at conversion prices ranging from $0.3462 to $0.5485, and were issued non-convertible Senior Promissory Notes (“Promissory Notes”) of $1.3 million, pursuant to the terms of the share maximum provision of the Conversion Option.  The Promissory Notes have identical terms to the Convertible Notes, with the exception that the holder no longer has a Conversion Option. Accordingly, the Promissory Notes bear interest equal to 10.0% per annum, payable in cash quarterly in arrears on each March 31, June 30, September 30, and December 31 and mature on December 26, 2019.  The conversions will result in a $0.2 million annual reduction in interest payments made by the Company in the servicing of the Notes.  For the twelve months ended December 31, 2015, the loss on extinguishment incurred at conversion was $0.9 million.

Based on the redemption and conversion features discussed above, the Company determined that there were embedded derivatives that require bifurcation from the debt instrument and accounted for under ASC 815. Embedded derivatives are separated from the host contract, the Notes, and carried at fair value when: (a) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract; and (b) a separate, stand-alone instrument with the same terms would qualify as a derivative instrument. The Company has concluded that the Mandatory Redemption and Conversion Option features embedded within the Notes meet these criteria and, as such, must be valued separate and apart from the Notes as one embedded derivative and recorded at fair value each reporting period (the “Embedded Derivatives”).

A probability-weighted calculation was utilized to estimate the fair value of the Mandatory Redemption.

The Company used a binomial lattice model in order to estimate the fair value of the Conversion Option in the Notes. A binomial lattice model generates two probable outcomes, arising at each point in time, starting from the date of valuation until the maturity date. A lattice was initially used to determine if the Notes would be converted or held at each decision point. Within the lattice model, the Company assumes that the Notes will be converted early if the conversion value is greater than the holding value

As of December 31, 2015 and December 31, 2014, respectively, the carrying value of the Convertible Notes, absent the embedded derivatives, was $5.3 million and $6.9 million inclusive of an unamortized debt discount of $0.6 million and $1.7 million, all of which is considered long term debt. The fair value of the Convertible Notes was $7.5 million and $11.2 million at December 31, 2015 and December 31, 2014, respectively. As of December 31, 2015, the carrying value of the Promissory Notes was $1.3 million. The fair value of the Promissory Notes was $0.9 million at December 31, 2015. There were no outstanding borrowings related to the Promissory Notes as of December 31, 2014.

The embedded derivatives recorded in Senior Convertible Promissory Notes at fair value were $0.2 million and $0.9 million at December 31, 2015 and December 31, 2014, respectively. The changes in the estimated fair value of the embedded derivatives during the year ended December 31, 2015 resulted in a gain of $0.4 million and a write-off of $0.3 million at conversion recognized as an offset to interest expense in the Statement of Operations.

The Company has estimated the fair value of the Convertible Senior Notes and embedded derivatives based on Level 3 inputs. Changes in certain inputs into the valuation models can have a significant impact on changes in the estimated fair value. For example, the estimated fair value of the embedded derivatives will generally decrease with: (1) a decline in the stock price; (2) increases in the estimated stock volatility; and (3) an increase in the estimated credit spread.

The following inputs were utilized to measure the fair value of the Notes and embedded derivatives: (i) price of the Company’s common stock; (ii) Conversion Rate (as defined in the Note); (iii) Conversion Price (as defined in the Note); (iv) maturity date; (v) risk-free interest rate; (vi) estimated stock volatility; (vii) estimated credit spread for the Company; (viii) default intensity; and (ix) recovery rate.

The following tables set forth the inputs to the models that were used to value the embedded derivatives:

	December 31, 2015	December 31, 2014
Stock Price	$0.20	$0.64
Maturity Date	December 31, 2019	December 31, 2019
Risk-Free Interest Rate	1.54%	1.75%
Estimated Stock Volatility	40.00%	40.00%
Default Intensity	2.00%	2.00%
Recovery Rate	30.00%	30.00%

Type of Event	Expected Date	Probability of Event
Mandatory Redemption	April 17, 2017	80%
Conversion Option	October 17, 2017	10%
Note Reaches Maturity	December 31, 2019	10%